                                                                   EXHIBIT 10.3


                                 AMENDMENT NO. 1


         AMENDMENT NO. 1, dated as of September 22, 1999 (this "Amendment"), to the Third Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through May 27, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among LEVIATHAN GAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), LEVIATHAN FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), the banks and other financial institutions (the "Lenders") parties hereto, CREDIT LYONNAIS, as Syndication Agent, BANKBOSTON, N.A., as Documentation Agent, and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower and the Co-Borrower; and

         WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended and waived in the manner provided for in this Amendment in order to permit the transactions described in Exhibit A to this Amendment; and

         WHEREAS, the Administrative Agent and the Required Lenders are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower, the Co-Borrower, the Administrative Agent, and the Required Lenders hereby agree as follows:

         1. Definitions. Unless otherwise defined herein, terms defined in the recitals to this Amendment have the meanings specified therein, and terms defined in the Credit Agreement (including all amendments thereto) are used herein as therein defined.

         2. Amendments to Credit Agreement.

                  A. Amendment to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order:

                  "Affected Joint Venture": as defined in Exhibit A to Amendment No. 1 dated as of September 22, 1999 to this Agreement.

                  "ANR": ANR Pipeline Company, a Delaware corporation.

                  "Leviathan/ANR Holdings": the one or more holding companies (including Western Gulf, if applicable) to be formed by Leviathan and ANR or an Affiliate of ANR



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

         to consummate the Leviathan/ANR Reorganization and which will hold the equity interests to be contributed pursuant to the Leviathan/ANR Reorganization.

                  "Leviathan/ANR Parent Holdings": the Subsidiary of the Borrower which owns the Borrower's equity interests in Leviathan/ANR Holdings.

                  "Leviathan/ANR Reorganization": the corporate, partnership and limited liability company reorganization described in Exhibit A to Amendment No. 1 dated as of September 22, 1999 to this Agreement.

                  (b) The definition of "Consolidated EBITDA" is amended by deleting the phrase "Unrestricted Subsidiaries and Joint Ventures," which appears at the end of clause (x) and substituting thereafter the phrase "Unrestricted Subsidiaries and Joint Ventures (other than cash proceeds funded from the refinancing of the original capital investment by the Borrower and its Subsidiaries in Unrestricted Subsidiaries and Joint Ventures)".

                  (c) The definition of "Joint Venture" is amended by deleting the proviso clause therefrom and substituting therefor the following:

                  provided that each of Leviathan/ANR Holdings and its Subsidiaries shall be deemed to be a Joint Venture for purposes of the Loan Documents unless any such Person becomes a Subsidiary in accordance with the definition thereof and the Borrower designates such Person as a Subsidiary.

                  (d) The definition of "Subsidiary" is amended by deleting the last sentence therefrom and substituting therefor the following:

                  Notwithstanding the foregoing, from and after the Leviathan/ANR Reorganization, each of Leviathan/ANR Holdings and its Subsidiaries shall be deemed not to be Subsidiaries of the Borrower unless, and to the extent, any of the foregoing would otherwise be a Subsidiary and is designated as a Subsidiary of the Borrower in a writing delivered by the Borrower to the Administrative Agent.

                  (e) The definition of "Subsidiary Guarantors" is amended by
(i) adding the phase "Leviathan/ANR Parent Holdings," immediately after the phase "Sailfish," and (ii) upon the liquidation of Stingray Holding, THC, TOGT and TOPC pursuant to subsection 8.5(e), deleting the phrases "Stingray Holding," "THC," "TOGT," and "TOPC".

                  B. Amendment to Subsection 8.5. Subsection 8.5 of the Credit Agreement is amended by (i) deleting the word "and" from the end of paragraph
(c), (ii) deleting the period from the end of paragraph (d) and substituting therefor the phrase "; and" and (iii) adding the following now paragraph (e) at the end thereof.

                           (e) to effect the Leviathan/ANR Reorganization,
                  including, without limitation, the dissolution, by merger or otherwise, of any Subsidiaries of the Borrower that are holding companies for any Affected Joint Venture.

                  C. Amendment to Subsection 8.6. Subsection 8.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" from the end of paragraph (a), (ii) deleting the period from the end of paragraph (b) and substituting therefor the phrase ", and" and (iii) adding the following new paragraph (c):

                  (c) to the extent necessary to effect the Leviathan/ANR Reorganization.

                  D. Amendment to Subsection 8.8. Subsection 8.8 of the Credit Agreement is amended by (i) deleting the word "and" from the end of clause (f),
(ii) deleting the period from the end of clause (g) and substituting therefor the phrase "; and" and (iii) adding the following new paragraph (h) at the end thereof.

                  (h) to the extent necessary to effect the Leviathan/ANR Reorganization.

                  E. Amendment to Subsection 8.20. Subsection 8.20 of the Credit Agreement is amended by adding the following at the end thereof:

                  except to the extent necessary to effect the Leviathan/ANR Reorganization.

         3. Waiver of Subsection 8.10. Subsection 8.10 of the Credit Agreement is waived to the extent necessary to permit the consummation of the Leviathan/ANR Reorganization, it being agreed that subsection 8.10 shall continue to apply thereafter to transactions with or benefiting Leviathan/ANR Holdings and its Subsidiaries.

         4. Releases. In accordance with subsection 11.18 of the Credit Agreement the Lenders authorize the Administrative Agent to take any action reasonably requested by the Borrower upon the consummation of the Leviathan/ANR Reorganization (a) to release any assets of or Capital Stock in Leviathan/ANR Holdings or any Affected Joint Venture from the Liens created by the Loan Documents and (b) to release any Subsidiaries Guarantee delivered by Leviathan/ANR Holdings, any Affected Joint Venture or any Holding company for any Affected Joint Venture if such holding company is liquidated in connection with the Leviathan/ANR Reorganization.

         5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

                  (a) The Borrower, the Co-Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment, and the other Loan Parties shall have executed and delivered to the Administrative Agent the attached Acknowledgment
("Acknowledgement") approving this Amendment.

                  (b) The Borrower and Leviathan/ANR Parent Holdings shall have complied with subsections 7.10 and 8.17 of the Credit Agreement. Without limitation of the foregoing, (i) the Capital Stock of Leviathan/ANR Parent Holdings shall have been pledged to the Administrative Agent pursuant to the Security Documents, (ii) Leviathan/ANR Parent Holdings shall have executed and delivered to the Administrative Agent the Subsidiaries Guarantee, the Subsidiary Security Agreement and a pledge agreement in a form reasonably requested by the



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Administrative Agent in order to pledge the Capital Stock of Leviathan/ANR
Parent Holdings to the Administrative Agent.

         6. General.

                  (a) Representations and Warranties. After giving effect to the effectiveness of this Amendment, the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the Amendment Effective Date and no Event of Default will have occurred and be continuing.

                  (b) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.

                  (d) Governing Law; Counterparts. (i) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (ii) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                     [Remainder of Page Intentionally Blank]





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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the day and year first above written.

                                        LEVIATHAN GAS PIPELINE PARTNERS, LP.

                                        LEVIATHAN FINANCE CORPORATION


                                        By:  /s/ KEITH FORMAN
                                             ---------------------------------
                                        Name:    Keith Forman
                                        Title:   Chief Financial Officer


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Lender


                                        By:  /s/ PETER M. LING
                                             ---------------------------------
                                        Name:    Peter M. Ling
                                        Title:   Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:  /s/ PHILLIPE SOUSINS
                                             ---------------------------------
                                        Name:    Phillipe Sousins
                                        Title:   Senior Vice President


                                        BANKBOSTON, N.A.


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------



                                        ARAB BANKING CORPORATION (B.S.C.)


                                        By:  /s/ STEPHEN A. PLAUCHE
                                            ---------------------------------
                                        Name:    Stephen A. Plauche
                                        Title:   Vice President

                                        THE BANK OF NOVA SCOTIA


                                        By:  /s/ F.C.H. ASHBY
                                             ---------------------------------
                                        Name:    F.C.H. Ashby
                                        Title:   Senior Manager Loan Operations



                                        BANK OF SCOTLAND


                                        By:  /s/ ANNIE GLYNN
                                             ---------------------------------
                                        Name:    Annie Glynn
                                        Title:   Senior Vice President



                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By:  /s/ KENNETH J. FATUR
                                             ---------------------------------
                                        Name:    Kenneth J. Fatur
                                        Title:   Vice President



                                        BANK OF AMERICA NT&SA


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------



                                        CREDIT AGRICOLE INDOSUEZ


                                        By:  /s/ DOUGLAS A. WHIDDON
                                             ---------------------------------
                                        Name:    Douglas A. Whiddon
                                        Title:   Senior Vice President
                                                 Relationship Manager


                                        By:  /s/ BRIAN D. KNEZEAK
                                             ---------------------------------
                                        Name:    Brian D. Knezeak
                                        Title:   First Vice President

                                        CIBC, INC.


                                        By:  /s/ ROGER COLDEN
                                            ------------------------------------
                                        Name:    Roger Colden
                                        Title:   Authorized Signatory



                                        CREDIT SUISSE FIRST BOSTON


                                        By:  /s/ DOUGLAS E. MAHER
                                           ------------------------------------
                                        Name:    Douglas E. Maher
                                        Title:   Vice President


                                        By:  /s/ JEFFREY B. ULMER
                                           ------------------------------------
                                        Name:    Jeffrey B. Ulmer
                                        Title:   Vice President


                                        THE FUJI BANK, LIMITED


                                        By:
                                           ------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:



                                        HIBERNIA NATIONAL BANK


                                        By:
                                           ------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        FIRST UNION NATIONAL BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------



                                        KBC BANK, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        WELLS FARGO BANK (TEXAS), N.A.


                                        By:  /s/ CHRISTINA FAITH
                                            ------------------------------------
                                        Name:    Christina Faith
                                        Title:   AVP



                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:  /s/ THOMAS A. MAJESKI
                                            ------------------------------------
                                        Name:    Thomas A. Majeski
                                        Title:   Vice President

                                        PARIBAS


                                        By:  /s/ MARIAN LIVINGSTON
                                            ------------------------------------
                                        Name:    Marian Livingston
                                        Title:   Vice President

                                        By:  /s/ BETSY JOCHER
                                            ------------------------------------
                                        Name:    Betsy Jocher
                                        Title:   Vice President



                                        MIESPIERSON CAPITAL CORP.


                                        By:  /s/ KAREI LOMAN
                                            ------------------------------------
                                        Name:    Karei Loman
                                        Title:   Managing Director

                                        By:  /s/ DEIRDRE SANBORN
                                            ------------------------------------
                                        Name:    Deirdre Sanborn
                                        Title:   Vice President



                                        BANK ONE, NA (formerly known as THE
                                        FIRST NATIONAL BANK OF CHICAGO)


                                        By:
                                            ------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                 ACKNOWLEDGMENT



         Each undersigned guarantors hereby consents and agrees to the foregoing Amendment and acknowledges and agrees that (i) all obligations of the Borrower and Co-Borrower under the Credit Agreement, as amended by the foregoing Amendment, are Obligations which are secured and guaranteed by the Security Documents to which it is a party, (ii) all references to the Credit Agreement in the Security Documents refer to the Credit Agreement, as amended from time to time (including pursuant to the foregoing Amendment) and (iii) all references to Loans and Letters of Credit and Letters of Credit in the Security Documents refer to the Loans and Letter of Credit under the Credit Agreement, as amended by the foregoing Amendment.



LEVIATHAN GAS PIPELINE COMPANY

DELOS OFFSHORE COMPANY, L.L.C.

EWING BANK GATHERING COMPANY, L.L.C.

FLEXTREND DEVELOPMENT COMPANY, L.L.C.

GREEN CANYON PIPELINE COMPANY, L.L.C.

LEVIATHAN OIL TRANSPORT SYSTEMS, L.L.C.

MANTA RAY GATHERING COMPANY, L.L.C.

POSEIDON PIPELINE COMPANY, L.L.C.

SAILFISH PIPELINE COMPANY, L.L.C.

STINGRAY HOLDING, L.L.C.

TARPON TRANSMISSION COMPANY

TRANSCO HYDROCARBONS COMPANY, L.L.C.

TEXAM OFFSHORE GAS TRANSMISSION, L.L.C.

TRANSCO OFFSHORE PIPELINE COMPANY, L.L.C.

VK DEEPWATER GATHERING COMPANY, L.L.C.

VK-MAIN PASS GATHERING COMPANY, L.L.C.

NATOCO, L.L.C.

UTOS HOLDING, L.L.C.

MORAY PIPELINE COMPANY, L.L.C.


/s/ KEITH FORMAN
-------------------------------------------
Keith Forman
Chief Financial Officer of Each Such Entity